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                                                                   EXHIBIT 10.42

                               AMENDMENT NO. 1 TO
                          SECURITIES EXCHANGE AGREEMENT

     This AMENDMENT NO. 1 TO SECURITIES EXCHANGE AGREEMENT (this "AMENDMENT") dated as of February 21, 2002, is by and among iBasis, Inc., a Delaware corporation (the "COMPANY"), iBasis Global, Inc., a Delaware corporation ("iBASIS GLOBAL", and together with the Company, the "BORROWER"), iBasis Securities corporation, a Massachusetts corporation (the "GUARANTOR"), the Symphony Funds identified on the signature pages hereto (the "SYMPHONY FUNDS") and U.S. Bank National Association as Collateral Agent for the Holders (with its successors and assigns, the "COLLATERAL AGENT").

     WHEREAS, the Borrowers, the Guarantor, the Symphony Funds and the Collateral Agent are parties to a Securities Exchange Agreement dated as of January 30, 2003 (as amended and in effect from time to time, the "SYMPHONY EXCHANGE AGREEMENT"), pursuant to which the Symphony Funds exchanged an aggregate principal amount of $30,200,000 of the Company's 5 3/4% Convertible Subordinated Notes due 2005 for (a) an aggregate principal amount of $15,100,000 of the Borrower's 11.5% Senior Secured Notes due 2005 and (b) warrants exercisable for an aggregate of 3,071,184 shares of Common Stock, $0.001 par value, of the Company;

     WHEREAS, the Borrowers, the Guarantor and the Symphony Funds have agreed, and the Collateral Agent has consented, on the terms and conditions set forth herein, to amend certain provisions of the Symphony Exchange Agreement; and

     WHEREAS, capitalized terms which are used herein without definition and which are defined in the Symphony Exchange Agreement shall have the same meanings herein as in the Symphony Exchange Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantor, the Symphony Funds and the Collateral Agent hereby agree as follows:

     Section 1. AMENDMENT TO THE RECITALS TO THE SYMPHONY EXCHANGE AGREEMENT. The Recitals to the Symphony Exchange Agreement are hereby amended by deleting the words "(the "NOTES")" in clause (a) therein.

     Section 2.   AMENDMENT TO SECTION 1 OF THE SYMPHONY EXCHANGE AGREEMENT.
Section 1 of the Symphony Exchange Agreement is hereby amended by deleting the definitions of "Fiscal Agency Agreement", "Notes" and "Warrant Agreement" in their entirety and inserting the following new definitions in proper alphabetical order in lieu thereof:

                  "FISCAL AGENCY AGREEMENT" means that Fiscal Agency Agreement, dated as of the date hereof, between the Company and the Fiscal Agent, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

                  "NOTES" means up to $28,750,000 aggregate principal amount of the Borrower's 11.5% Senior Secured Notes due 2005, issued pursuant to this Agreement or pursuant to a Permitted Exchange in which such Notes are issued without violating Section 8.4 herein.

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                  "WARRANT AGREEMENT" means the Amended and Restated Warrant and
     Registration Rights Agreement dated as of February 21, 2003, by the Company and U.S. Bank National Association, as Warrant Agent (as amended, modified or supplemented from time to time).

     Section 3.   AMENDMENT TO SECTION 13 OF THE SYMPHONY EXCHANGE AGREEMENT.
Section 13 of the Symphony Exchange Agreement is hereby amended by:

                  (a) inserting the following text immediately after the words "Required Holders" and before the semi-colon in the fourth line of Section 13.4:

                        ", and no such change, waiver, discharge or termination
                  shall be effective against the Collateral Agent unless and until an executed copy thereof has been provided to the Collateral Agent (and, in the case of any other Document, subject to any other requirements applicable to such amendment, change, waiver, discharge or termination set forth in such Document)";

                  (b) inserting the following new proviso at the end of the first sentence of Section 13.4:

                        "PROVIDED, FURTHER, HOWEVER, that no such change,
                  waiver, discharge or termination that alters the rights, immunities or duties of the Collateral Agent shall take effect without the Collateral Agent's express written consent;" and

                  (c)   inserting the following new sentence at the end of
     Section 13.4 therein:

                        "Notwithstanding anything to the contrary in this
                  Agreement, all Holders shall be deemed to be third-party beneficiaries of all of the provisions of this Agreement that relate to Holders, including but not limited to any provisions that may only be waived or consented to by the "Required Holders", or that may be initiated only by the "Demand Holders", with such groups being determined for all purposes of this Agreement with regard to all Holders, whether issued pursuant to this Agreement or other exchanges in which such Notes are issued without violating Section 8.3 or Section 8.4 hereof."

     Section 4. CONSENT TO AMENDED AND RESTATED WARRANT AGREEMENT. Each of the Symphony Funds hereby consents to the terms and conditions of, and the execution and delivery by the Company and the Warrant Agent of, that certain Amended and Restated Warrant and Registration Rights Agreement dated as of February 21, 2003, by the Company and U.S. Bank National Association, as Warrant Agent.

     Section 5 REPRESENTATIONS AND WARRANTIES. Each of the Borrowers, the Guarantor, each Symphony Fund and the Collateral Agent, in each case solely with respect to itself and on its own behalf, hereby represents and warrants to the other parties as follows:

                  5.1 REPRESENTATION AND WARRANTIES IN THE SYMPHONY EXCHANGE AGREEMENT. The representations and warranties that it makes, if any, in the Symphony Exchange Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof.

                  5.2 RATIFICATION, ETC. Except as expressly amended hereby, the Symphony Exchange Agreement is hereby ratified and confirmed in all respects and shall continue in full force and effect. The Symphony Exchange Agreement shall, together with this

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     Amendment, be read and construed as a single agreement. All references in the Symphony Exchange Agreement or any related agreement or instrument shall hereafter refer to the Symphony Exchange Agreement as amended hereby.

                  5.3 AUTHORITY, ETC. Its execution and delivery of this Amendment and its performance of its agreements and obligations under the Symphony Exchange Agreement, as amended hereby, are within such party's corporate authority and have been duly authorized by all necessary corporate action on the part of such party.

                  5.4 ENFORCEABILITY. This Amendment and the Symphony Exchange Agreement, as amended hereby, constitute the legal, valid and binding obligations of such party enforceable against such party in accordance with their terms.

     Section 6. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms and conditions of the Symphony Exchange Agreement remain in full force and effect.

     Section 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     Section 8. MISCELLANEOUS. THIS AMENDMENT SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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                                       -4-

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

                                 THE BORROWERS:


                                 iBASIS, INC.


                                 By:       /s/ Ofer Gneezy
                                    --------------------------------------------
                                    Name:      Ofer Gneezy
                                    Title: President and Chief
                                           Executive Officer


                                 iBASIS GLOBAL, INC.


                                 By:       /s/ Richard Tennant
                                    --------------------------------------------
                                    Name:      Richard Tennant
                                    Title: Treasurer and Chief Financial Officer


                                 THE GUARANTOR:


                                 iBASIS SECURITIES CORPORATION


                                 By:       /s/ Gordon VanderBrug
                                    --------------------------------------------
                                    Name:  Gordon VanderBrug
                                    Title: Executive Vice President

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                                       -5-

                                 THE SYMPHONY FUNDS:


                                 RHAPSODY FUND, LP


                                 BY SYMPHONY ASSET MANAGEMENT LLC, AS
                                 GENERAL PARTNER


                                 By:    /s/ Neil Rudolph
                                    --------------------------------------------
                                    Name: Neil Rudolph
                                    Title: Chief Operating Officer


                                 ARPEGGIO FUND


                                 BY SYMPHONY ASSET MANAGEMENT LLC, AS
                                 INVESTMENT ADVISOR


                                 By:    /s/ Neil Rudolph
                                    --------------------------------------------
                                    Name: Neil Rudolph
                                    Title: Chief Operating Officer


                                 INTERNATIONAL MONETARY FUND
                                 -CONVERTIBLE ARBITRAGE ACCOUNT


                                 BY SYMPHONY ASSET MANAGEMENT LLC, AS
                                 INVESTMENT ADVISOR


                                 By:    /s/ Neil Rudolph
                                    --------------------------------
                                    Name: Neil Rudolph
                                    Title: Chief Operating Officer


                                 CSV LIMITED


                                 BY SYMPHONY ASSET MANAGEMENT
                                 LLC, AS INVESTMENT ADVISOR


                                 By:    /s/ Neil Rudolph
                                    --------------------------------
                                    Name: Neil Rudolph
                                    Title: Chief Operating Officer

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                                       -6-

                                 CITISAM, LTD.


                                 BY SYMPHONY ASSET MANAGEMENT LLC, AS
                                 INVESTMENT ADVISOR


                                 By:    /s/ Neil Rudolph
                                    -------------------------------
                                    Name: Neil Rudolph
                                    Title: Chief Operating Officer


                                 ANDANTE FUND, LP


                                 BY SYMPHONY ASSET MANAGEMENT LLC, AS
                                 GENERAL PARTNER


                                 By:    /s/ Neil Rudolph
                                    -------------------------------
                                    Name: Neil Rudolph
                                    Title: Chief Operating Officer


                                 VIVACE FUND, LP


                                 BY SYMPHONY ASSET MANAGEMENT LLC, AS
                                 GENERAL PARTNER


                                 By:    /s/ Neil Rudolph
                                    -------------------------------
                                    Name: Neil Rudolph
                                    Title: Chief Operating Officer


                                 ADAGIO FUND


                                 BY SYMPHONY ASSET MANAGEMENT LLC, AS
                                 INVESTMENT ADVISOR


                                 By:    /s/ Neil Rudolph
                                    -------------------------------
                                    Name: Neil Rudolph
                                    Title: Chief Operating Officer

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                                       -7-

                                 THE COLLATERAL AGENT:


                                 U.S. BANK NATIONAL ASSOCIATION


                                 By:     /s/ John A. Brennan
                                    -------------------------------
                                    Name:    John A. Brennan
                                    Title:   Trust Officer